Exhibit 10.9

EXECUTION COPY

FIRST AMENDMENT

Dated as of December 22, 2008

by and among

PASSIVE ASSET TRANSACTIONS, LLC,

as Borrower,

RFC ASSET HOLDINGS II, LLC,

as Borrower,

RESIDENTIAL FUNDING COMPANY, LLC,

as Guarantor,

GMAC MORTGAGE, LLC,

as Guarantor,

RESIDENTIAL CAPITAL, LLC

as Guarantor,

GMAC LLC,

as Initial Lender and as Lender Agent

and

Certain Other Financial Institutions and Persons from

time to time party hereto as Lenders

This FIRST AMENDMENT (this “Agreement”) dated as of December 22, 2008 (the “Amendment Effective Date”), is by and among Passive Asset Transactions, LLC, a Delaware limited liability company (“PATI”), RFC Asset Holdings II, LLC, a Delaware limited liability company (“RAHI” and, together with PATI, each a “Borrower” and collectively, the “Borrowers”), Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), Residential Capital, LLC, a Delaware limited liability company (“ResCap”), GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage”, and together with RFC and ResCap, each a “Guarantor” and collectively, the “Guarantors”), GMAC LLC, a Delaware limited liability company (the “Initial Lender”), the financial institutions and other Persons that are or may from time to time become parties hereto as Lenders (together with the Initial Lender and their respective successors and assigns, each a “Lender” and collectively, the “Lenders”) and GMAC LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity together with its successors and assigns in such capacity, the “Lender Agent”).

Reference is hereby made to the Loan Agreement (the “Loan Agreement”) dated as of November 20, 2008 among the Borrowers, the Guarantors, the Lenders and the Lender Agent.

RECITALS

1. Each of the parties hereto is a party to the Loan Agreement.

2. The parties hereto desire to make certain amendments to the Loan Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the changes set forth herein.

4. In consideration of the premises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Loan Agreement.

ARTICLE II

AMENDMENTS TO THE AFFECTED DOCUMENTS

SECTION 2.1 Amendments to the Loan Agreement. Each of the parties hereto hereby consents and agrees that the Loan Agreement shall be amended as of the Amendment Effective Date as follows:

(a) Section 7.01(e) of the Loan Agreement is amended and restated in its entirety to read as follows:

“Such Obligor shall (i) preserve and maintain its legal existence and good standing and the legal existence and good standing of its Subsidiaries, except to

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the extent such failure to so preserve and maintain is in connection with a Permitted Dissolution; (ii) preserve and maintain all of its rights, privileges, authorizations, approvals, licenses and franchises, except to the extent such failure to so preserve and maintain relates to a Permitted Dissolution or is not reasonably expected to have a Material Adverse Effect; and (iii) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, or with local laws, as applicable.”

(b) Section 7.02(b) of the Loan Agreement is amended and restated in its entirety to read as follows:

“engage in any line of business activity other than the businesses in substantially the same fields of enterprise as are conducted on the date hereof by any Obligor or Subsidiary of an Obligor;”

(c) Section 7.02(d) of the Loan Agreement is amended and restated in its entirety to read as follows:

“change its name, organizational identification number, organizational structure or its state of incorporation, organization or formation unless it shall have given the Lender Agent at least thirty (30) days’ prior written notice thereof and unless, prior to any such change, it shall have filed, or caused to be filed, such financing statements or amendments and taken such further action as any Lender or the Lender Agent determines may be reasonably necessary to continue the perfection and priority of the Lender Agent’s interest (on behalf of the Lender Parties) in the Collateral, provided however that this Section 7.02(d) shall only apply to Obligors and issuers of notes, securities or other interests included in the Schedules to the Security Agreement;”

SECTION 2.2 Amendments to Definitions.

(a) Schedule 1.01 of the Loan Agreement is hereby amended by adding the term set forth below:

“Permitted Dissolution” means a dissolution and termination of the legal existence of (a) an Obligor with the prior written consent of the Lender Agent, which will not unreasonably be withheld, and (b) a Subsidiary of an Obligor which is not itself an Obligor which (i) does not have any material assets (other than assets transferred to an Obligor or a Subsidiary of an Obligor or assets contractually required to be paid to third parties prior to dissolution) and (ii) does not own or have title to any Collateral.

SECTION 2.3 Amendments to Schedules and Exhibits.

(a) Amendment to Schedule 2.04. Clause (a) of the definition of “Collateral Value” in Schedule 2.04 is hereby amended and restated to read as follows:

“With respect to the Flume No. 8 Note, 50% of (a) the Carrying Value of the Supporting Assets for the Flume No. 8 Note, less (b) the Carrying Value of Supporting Assets that were the subject of a Collateral Disposition since the date of the last Monthly Collateral Report, plus (c) the Carrying Value of Supporting Assets that were added to Flume in accordance with the Flume No 8 Loan Sale and Purchase Agreement and Flume No 8 Note Issuance Facility Deed since the date of the last Monthly Collateral Report.”

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ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date provided that the Lender Agent shall have, in form and substance satisfactory to them, received the following:

(a) Agreement. An original counterpart (or counterparts) of this Agreement executed by the parties hereto or other evidence satisfactory to the Lender Agent of the execution, delivery and effectiveness of this Agreement.

(b) Other. Such other opinions and documents as the Lender Agent may reasonably request, which opinions and documents will be in form and substance satisfactory to the Lender Agent.

ARTICLE IV

ACKNOWLEDGEMENTS, CONSENTS, NOTICE, CONFIRMATION AND

REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Loan Agreement or the Facility Documents with respect to the execution of this Agreement.

SECTION 4.2 Confirmation of the Facility Documents. The Borrowers, the Guarantors and the Obligors each hereby acknowledge and agree that, except as herein expressly amended, the Loan Agreement and each other Facility Document are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Obligor reaffirms its grant of a security interest in all the Collateral pledged by it, and agrees that such security interest secures all Obligations. As of the Amendment Effective Date, each reference in the Loan Agreement to “this Agreement” shall mean the Loan Agreement as amended by this Agreement, and as hereinafter amended or restated.

SECTION 4.3 Representations and Warranties. By its signature hereto, each Borrower, each Guarantor and each other Obligor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) Its representations and warranties set forth in the Facility Documents are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and

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(b) After giving effect to this Agreement, no Default has occurred and is continuing.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 5.4 Entire Agreement. This Agreement, the Loan Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

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SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RFC ASSET HOLDINGS II, LLC, as Borrower

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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PASSIVE ASSET TRANSACTIONS, LLC, as Borrower

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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RESIDENTIAL FUNDING COMPANY, LLC, as Guarantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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GMAC MORTGAGE, LLC, as Guarantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

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RESIDENTIAL CAPITAL, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

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GMAC LLC, as Lender Agent and Initial Lender

By:	/s/ D.C. Walker
Name:	D.C. Walker
Title:	Treasurer

GMAC LLC, as Lender Agent and Initial Lender under the Senior Debt Loan Agreement

By:	/s/ D.C. Walker
Name:	D. C. Walker
Title:	Treasurer

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